Exhibit 99.4
                                 ------------
             CSC Computational Materials dated September 14, 2004




     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company




          --------------------------------------------------------------------------------------------
                                Class AF-1A Corridor Contract Agreement Schedule
                                                and Strike Rates

          --------------------------------------------------------------------------------------------
                                    Notional Schedule             Cap Strike             Cap Ceiling
                Period                     ($)                        (%)                    (%)
          --------------------------------------------------------------------------------------------
                  1                    43,672,000                   6.72086                9.00000
                  2                    43,013,919                   6.50398                9.00000
                  3                    42,096,891                   6.72069                9.00000
                  4                    40,920,152                   6.50381                9.00000
                  5                    39,484,217                   6.50372                9.00000
                  6                    37,790,914                   7.20046                9.00000
                  7                    35,843,420                   6.50355                9.00000
                  8                    33,646,470                   6.72025                9.00000
                  9                    31,207,001                   6.50337                9.00000
                  10                   28,542,671                   6.72006                9.00000
                  11                   25,928,866                   6.50305                9.00000
                  12                   23,364,815                   6.49850                9.00000
                  13                   20,849,503                   6.71486                9.00000
                  14                   18,382,096                   6.49815                9.00000
                  15                   15,961,692                   6.71466                9.00000
                  16                   13,587,407                   6.49796                9.00000
                  17                   11,258,372                   6.49786                9.00000
                  18                    8,973,735                   7.19394                9.00000
                  19                    6,732,659                   6.49765                9.00000
                  20                    4,534,323                   6.71414                9.00000
                  21                    2,377,921                   6.49745                9.00000
                  22                     262,664                    6.71392                9.00000
          --------------------------------------------------------------------------------------------





Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company

--------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                 Class 1-AV Corridor Contract Agreement Schedule and Strike Rates

---------------------------------------------------------------------------------------------------------------------------------
                Notional Schedule    Cap Strike   Cap Ceiling               Notional Schedule        Cap Strike      Cap Ceiling
    Period             ($)              (%)           (%)       Period             ($)                   (%)             (%)
---------------------------------------------------------------------------------------------------------------------------------
      1             475,310,000        7.55398      9.75000        31            170,469,928           6.86114          9.74313
      2             472,215,406        6.53925      9.75000        32            161,569,630           7.10020          9.74289
      3             468,393,460        6.76753      9.75000        33            152,955,820           6.86166          9.74297
      4             463,847,254        6.53920      9.75000        34            144,619,325           7.10131          9.74063
      5             458,582,597        6.53918      9.75000        35            136,551,299           6.90040          9.71717
      6             452,608,046        7.27343      9.74995        36            128,743,169           8.30952          9.63878
      7             445,934,954        6.53953      9.74996        37            121,208,470           8.59718         10.13398
      8             438,577,373        6.76782      9.74996        38            121,208,470           8.30990         10.13768
      9             430,552,133        6.53948      9.74996        39            121,208,470           8.59739         10.13335
      10            421,879,141        6.76777      9.74996        40            121,208,470           8.31080         10.13518
      11            412,582,741        6.53942      9.74996        41            121,208,470           8.32831         10.11083
      12            402,715,782        6.53955      9.74969        42            121,208,470          10.28792         10.28792
      13            393,034,071        6.76783      9.74968        43            118,574,916           9.60442         10.03055
      14            383,534,788        6.53947      9.74969        44            114,762,409           9.93492         10.02318
      15            374,214,522        6.76774      9.74968        45            111,071,916           9.60455         10.03013
      16            365,069,927        6.53938      9.74969        46            107,499,549           9.93566         10.02067
      17            356,097,718        6.53933      9.74968        47            104,041,559           9.61671         10.01270
      18            347,294,671        7.27333      9.74935        48            100,694,479          10.07766         10.07766
      19            338,657,641        6.53942      9.74942        49             97,467,128          10.42409         10.42409
      20            330,183,504        6.76768      9.74939        50             94,342,791          10.07784         10.16127
      21            321,869,214        6.53997      9.74941        51             91,318,184          10.42418         10.42418
      22            313,711,662        6.77647      9.74939        52             88,390,133          10.07836         10.16171
      23            305,707,347        6.60201      9.74941        53             85,555,566          10.08409         10.15671
      24            297,846,066        6.73408      9.74894
      25            290,075,882        6.96990      9.74890
      26            281,666,900        6.73238      9.74894
      27            253,021,296        6.96775      9.74890
      28            226,485,951        6.73447      9.74803
      29            201,951,622        6.76202      9.74518
      30            179,677,813        7.62807      9.74239
---------------------------------------------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company

--------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                 Class 2-AV Corridor Contract Agreement Schedule and Strike Rates

---------------------------------------------------------------------------------------------------------------------------------
                Notional Schedule    Cap Strike   Cap Ceiling               Notional Schedule        Cap Strike      Cap Ceiling
    Period             ($)              (%)           (%)       Period             ($)                   (%)             (%)
---------------------------------------------------------------------------------------------------------------------------------
      1             262,240,000        8.02480      8.25000        31            93,946,523          7.51425            9.20248
      2             260,501,318        6.95694      8.25000        32            89,060,507          7.77308            9.20088
      3             258,360,984        7.19702      8.25000        33            84,331,200          7.51429            9.20245
      4             255,820,813        6.95701      8.25000        34            79,753,591          7.78313            9.19544
      5             252,884,143        6.95686      8.25000        35            75,322,602          7.65803            9.06118
      6             249,555,789        7.72886      8.25000        36            71,036,576          9.05545            9.05545
      7             245,842,115        6.95655      8.25000        37            66,889,520          9.36576           10.04503
      8             241,751,013        7.19661      8.25000        38            66,889,520          9.05569           10.05157
      9             237,291,894        6.95624      8.25000        39            66,889,520          9.36600           10.04487
      10            232,475,667        7.19665      8.25000        40            66,889,520          9.06323           10.04607
      11            227,319,532        6.95628      8.25000        41            66,889,520          9.13683            9.90301
      12            221,914,274        6.95619      8.25000
      13            216,610,402        7.19629      8.25000
      14            211,406,026        6.95600      8.25000
      15            206,299,293        7.19610      8.25000
      16            201,288,383        6.95616      8.25000
      17            196,371,523        6.95606      8.25000
      18            191,546,948        7.72803      8.25000
      19            186,812,936        6.95586      8.25000
      20            182,167,799        7.19595      8.25000
      21            177,609,881        6.95566      8.25000
      22            173,137,555        7.20639      8.24458
      23            168,748,658        7.29310      8.24476
      24            164,445,539        7.34371      8.24475
      25            160,088,067        7.59627      9.24488
      26            153,654,472        7.32570      9.24527
      27            137,995,480        7.57818      9.24511
      28            123,495,490        7.32749      9.24113
      29            110,144,789        7.46868      9.20445
      30             98,994,424        8.34611      9.19741
---------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [COMPANY LOGO] Countrywide                                                              Revised Computational Materials for
     --------------------------                                             Countrywide Asset-Backed Certificates, Series 2004-9
       SECURITIES COPORATION
A Countrywide Capital Markets Company

--------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                         Floating Rate Subordinate Corridor Contract Agreement Schedule and Strike Rates

---------------------------------------------------------------------------------------------------------------------------------
                Notional Schedule    Cap Strike   Cap Ceiling               Notional Schedule        Cap Strike      Cap Ceiling
    Period             ($)              (%)           (%)       Period             ($)                   (%)             (%)
---------------------------------------------------------------------------------------------------------------------------------
      1             141,300,000        7.76005      8.25000        31            141,300,000          7.13202           9.22867
      2             141,300,000        6.72643      8.25000        32            141,300,000          7.37811           9.22795
      3             141,300,000        6.95891      8.25000        33            141,300,000          7.13237           9.22856
      4             141,300,000        6.72642      8.25000        34            141,300,000          7.38241           9.22457
      5             141,300,000        6.72635      8.25000        35            141,300,000          7.20844           9.16170
      6             141,300,000        7.47403      8.24997        36            141,300,000          8.61341           9.10783
      7             141,300,000        6.72647      8.24997        37            141,300,000          8.90912          10.10235
      8             141,300,000        6.95895      8.24998        38            135,198,786          8.61376          10.10705
      9             141,300,000        6.72633      8.24998        39            124,769,135          8.90940          10.10189
      10            141,300,000        6.95893      8.24998        40            114,674,244          8.61708          10.10348
      11            141,300,000        6.72630      8.24997        41            104,903,560          8.65458          10.03689
      12            141,300,000        6.72635      8.24979        42             95,448,711          9.25000           9.25000
      13            141,300,000        6.95884      8.24980        43             90,422,801          9.25000           9.36679
      14            141,300,000        6.72623      8.24980        44             87,516,994          9.50000           9.50000
      15            141,300,000        6.95871      8.24979        45             84,704,136          9.50000           9.61630
      16            141,300,000        6.72623      8.24979        46             81,981,264          9.50000           9.50000
      17            141,300,000        6.72617      8.24980        47             79,345,539          9.50000           9.55882
      18            141,300,000        7.47367      8.24958
      19            141,300,000        6.72615      8.24962
      20            141,300,000        6.95862      8.24961
      21            141,300,000        6.72644      8.24962
      22            141,300,000        6.96800      8.24769
      23            141,300,000        6.88639      8.24775
      24            141,300,000        6.98951      8.24746
      25            141,300,000        7.23128      9.24748
      26            141,300,000        6.98200      9.24763
      27            141,300,000        7.22346      9.24755
      28            141,300,000        6.98399      9.24558
      29            141,300,000        7.05195      9.23070
      30            141,300,000        7.92204      9.22640
---------------------------------------------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




                                      17